                     MORGAN STANLEY ASIA-PACIFIC FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS

Michael F. Klein                        Stefanie V. Chang
PRESIDENT AND DIRECTOR                  VICE PRESIDENT

Peter J. Chase                          Harold J. Schaaff, Jr.
DIRECTOR                                VICE PRESIDENT

John W. Croghan                         Joseph P. Stadler
DIRECTOR                                VICE PRESIDENT

David B. Gill                           Valerie Y. Lewis
DIRECTOR                                SECRETARY

Graham E. Jones                         Joanna M. Haigney
DIRECTOR                                TREASURER

John A. Levin                           Belinda A. Brady
DIRECTOR                                ASSISTANT TREASURER

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                                  ASIA-PACIFIC
                                   FUND, INC.

--------------------------------------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, the Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -26.36% compared to its benchmark (as defined below) of -28.09%. For the period since the Fund's commencement of operations on August 2, 1994 through December 31, 1997, the Fund's total return, based on net asset value per share, was -26.46% compared with -36.49% for the benchmark (The benchmark for investment purposes is the weighted average of the percentage change month-on-month of each of two Morgan Stanley Capital International (MSCI) indices; Japan, and Combined Asia Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of each month). On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $7.44 representing a 15.2% discount to the Fund's net asset value per share.

Asian markets witnessed a disastrous year in 1997, as the index suffered its largest yearly decline since its inception. Of the core East Asian markets, not a single individual country managed a positive return for the year, as the region's best performers were Taiwan (-6.3%) and Hong Kong (-23.3%). Five of the nine countries encompassed within the index suffered declines of more than 60%, led by Indonesia (-74.1%) and followed by Thailand (-73.4%), Malaysia (-68.0%), Korea (-66.7%) and the Philippines (-62.6%).

Though the meltdown in the region can be traced to factors which existed in many countries, the collapse was precipitated by the de-pegging of the Thai baht on July 2, 1997, which subsequently forced the currency and equity markets into a vicious downward spiral. A large current account deficit coupled with unhedged U.S. dollar loans going into a property bubble first attracted the speculators who eventually triggered the depreciation of the currency. Despite a change of government and an IMF led bailout package, the equity market remains badly beaten, down close to 90% from its peak two years ago. Though the IMF has been successful in closing shaky financial institutions, a complete lack of confidence in the currency and illiquidity in the markets has led most international equity investors to desert Thailand.

The currency depreciation quickly spread to other Southeast Asian countries, most severely to Indonesia. Despite reasonably solid macroeconomic fundamentals, domestic and international holders of the currency quickly fled to U.S. dollars, forcing the rupiah down 56% by the year end. Indonesian corporates and banks with large exposure to U.S. dollar-denominated debt led the market down, as interest costs skyrocketed throughout the economy. The ensuing economic slowdown, as well as concerns over the health of Indonesia's ailing patriarch Suharto, allowed little upside to the equity market through year end.

The contagion effect which lashed Southeast Asia quickly spread to Northeast Asia with the Korean won depreciating by 47%. In the fourth quarter, the stock market declined sharply amidst concern over the credit quality of the financial sector and the ability of Korea to repay its foreign short-term obligations. Korea's downturn was a result of the excessive expansion and over-leverage by Korean chaebols, the business conglomerates of Korea, which comprise over 70% of GDP. Several large chaebols entered into court receivership including Sammi, Hanbo, Kia and Jinro with net debt to equity ratios well above 500%. In the latter part of the year, the IMF stepped in and Korea was forced to undertake quick liberalization and reform measures, including the opening of its capital markets.

Lastly, even Hong Kong did not remain unscathed from the regional turmoil. Though its currency board system allowed it to maintain the Hong Kong dollar peg to the U.S. dollar, the cost was levied through a rapid increase in interest rates. The equity market, dominated by interest sensitive stocks such as property and banks, reversed the 20% return it had made through September and plummeted to a final -25% performance for the year. Hong Kong property prices, among the most expensive in the world dropped 30% in 4 months, as asset deflation took the place of currency depreciation.

ASIA EXCLUDING JAPAN - OUTLOOK

As the crash takes its initial victims in ASEAN to below 70% from their peaks, focus has now shifted to North-East Asia. The imminent demise of the Korean economy (the 11th largest in the world) as we know it today has finally awakened the world to the risk of a worldwide contagion and begun to elicit some concerted response from the U.S. and the international community.

At the same time, however, as the other currencies and markets fall, the remaining markets like Hong Kong, Singapore and Taiwan are looking more and more expensive and vulnerable. The risk in Hong Kong is that China is obviously slowing rapidly and its currency peg to the U.S. dollar is exacting a heavy toll on its economy. Should the U.S. equity markets crash, Hong Kong's position could become untenable.

Similarly, should China falter, Taiwan would be seriously impacted, and its problems compounded by the current weakness in the technology and electronics area. Any fallout in the electronics area will also be problematic for Singapore which is already contending with the devastation of its ASEAN partners and hinterland.

We would therefore look to reduce our Hong Kong and China exposure and seek to hedge our currency exposure to the Hong Kong dollar, the New Taiwan dollar and the Singapore dollar. Concurrently, we would be seeking to put money to work in selected stocks in the more devastated markets which are beginning to offer compelling values for the patient investor.

It is anticipated that 1998 will be a very difficult year for the region. The effect of the fallout in the regional markets is just beginning to filter through into the real economy and 1998 will be marked by corporate collapses and massive layoffs which are likely to cause many of the economies to descend into economic recessions and possible political and social unrest.

Although the currency turmoil and confidence crisis continues and there are no signs of the stock markets stabilizing, the speed at which some of the regional currencies and markets are sliding would seem to indicate a climatic condition.

It is therefore our view that now is not the time for serious investors to exit these markets. Indeed, investors with the luxury of a longer term horizon stand to reap massive long term gains through capitalizing on this monumental meltdown in the Asian markets.

Our strategy would be to concentrate on identifying for acquisition, the companies and stocks that represent irreplaceable franchises which are currently available at bargain basement levels.

JAPAN - REVIEW

During the fourth quarter of 1997 economic conditions deteriorated substantially faster than market expectations. In fact, the Tankan survey of Japanese corporations released in December showed almost all economic indicators to be accelerating lower than most pessimists had been predicting.

A vicious downward spiral, starting with a weak economy leading to declining stock prices and erosion of "hidden profits" held by Japanese institutions resulted in a sharply higher Japan premium. This self-feeding economic downturn further depressed investor confidence and consumer spending. Moreover, in order to meet international BIS standards Japanese banks were forced to liquidate cross-holdings of equities to raise capital while their lending activity was also curtailed to avoid unnecessary exposure, particularly to medium to smaller companies. These events, coupled with a severe economic climate led to the collapse of several major Japanese corporations in the 4th quarter, unprecedented since WWII, including Sanyo and Yamaichi Securities and Hokkaido Takushoku Bank. The mounting credit crunch from the rising Japan premium for inter bank loans also forced Toshoku, a medium sized trading company into bankruptcy. The Japanese Government in an act of desperation announced plans for a new type of bond to provide capital for the DIC (Deposit Insurance Corporations) and also proposed to purchase preferred stocks from Japanese banks. Also, in order to boost public confidence the Government announced a one time 2 trillion yen individual tax cut in mid December.

However, investors' reactions to such proposals was largely cool as most participants believe that only a massive fiscal stimulus program will help the ailing economy. Foreign investors in particular were disappointed with the lack of fiscal stimulus and became large net sellers, preferring to shore-up overseas investments and flee to "quality" and back to the dollar. The combined unstable Asian economies and Korea's economic uncertainty propelled Japan's equity markets to lows set in 1995 and the year ended amid clouds of uncertainty over the future of Japan.

For the full year 1997 most Japanese Government authorities and investors grossly underestimated the severely negative implications on the Japanese economy by changes made in fiscal policy at the beginning of the year.
In particular, the consumption tax hike in April followed by depressed consumer sentiment during a stagnant economy resulted in a sharp reversal of gradually improving economic indicators from the previous year. Moreover, most bureaucrats firmly believed that austerity measures together with a deregulated economy would lead to long term growth despite weakening economic back drop. From July 1997, such an environment created a severe credit crunch for non-performing loans held by banks. In addition, the collapse of several Asian currencies during the 2nd half of 1997 further impacted an already faltering economy. With a mounting domestic financial crisis looming, Japanese authorities seemed to sense little urgency in responding by necessary stimulus measures.

Judging by both the Asian crisis and critically slowing Japanese economy, foreign investors became net sellers of Japanese equity in a increasingly deteriorating demand environment for equities by domestic institutions and therefore leading to sharply higher volatility and selling pressures. However, a pronounced and polarized market developed within Japanese equities whereby those companies participating in a favorable global economy provided relatively good returns. In particular, sectors in new technologies and consumer growth products withheld sharp declines in indexes heavily weighted by financial companies and banks. The overweight position in these sectors provided the basis for the Fund's outperformance for 1997.

Our view on the outlook for the overall Japanese equity market is based on whether Japanese authorities seriously recognize the need to massively change fiscal policy. Specifically, we believe "supply side" measures must be implemented together with deregulation. Although a 2 trillion yen one time personal income tax cut was announced in December, we believe additional permanent corporate and individual tax cuts must also be made.

The current economic woes in Japan have yet to fully discount the slowdown in non Japan Asia in our view and although some attention has been paid to bank non-performing loans, more drastic proposals should be implemented to provide the necessary liquidity in real estate for sustainable economic growth. Unfortunately, politicians seem more preoccupied with status quo rather than risk votes by implementing major changes. However, increasing pressure from G7 and the leading Japanese business community will likely grow significantly during the coming months as the economy remains weak. A meaningful and sustainable recovery will occur, in our view, if there is enough pressure for such change by the G7 Summit in May or July 1998 when Upper House elections will take place.

Meanwhile, while we are hopeful that authorities will make the necessary fiscal stimulus changes to invigorate Japan, we will maintain our current portfolio weighting in electronics, blue chips and globally competitive Japanese companies. If a massive fiscal policy change is implemented, however, our strategy is to remain flexible for sector and stock selection.

The paternal guidance both politicians and bureaucrats have exercised on governing the Japanese economy favoring the corporate sector over individuals since WWII will need to change in order for a new sustainable growth for Japan. This radical departure from the past is beginning to emerge but in order for us to become bullish for the entire market we believe additional empowerment must be made for consumers to play greater role in overall economic policies of Japan.

Finally, this is to inform you that effective January 1, 1998, Vinod Sethi, a Managing Director of Morgan Stanley Asset Management Inc. ("MSAM") and John R. Alkire, a Managing Director of MSAM, will share the primary responsibility for the day-to-day management of the Fund's assets. Mr. Sethi is MSAM's Chief Investment Officer for the Asian region and has been involved in the emerging markets group since joining MSAM in 1989. He received his undergraduate degree in chemical engineering from I.I.T. (Bombay) and has an M.B.A. from York University School of Business. Mr. Alkire is the President of Morgan Stanley Investment Advisory, Japan. He graduated from the University of Victoria, Canada.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Vinod Sethi

Vinod Sethi
PORTFOLIO MANAGER


/s/ John R. Alkire

John R. Alkire
PORTFOLIO MANAGER



January 1998

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                 TOTAL RETURN (%)
INFORMATION                             ------------------------------------------------------------------------------------
                                             MARKET VALUE (1)             NET ASSET VALUE (2)                INDEX (3)
                                        ------------------------      ------------------------      ------------------------
                                                         AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                        ----------       -------      ----------       -------      ----------       -------

               ONE YEAR                    23.46%        -23.46%        -26.36%        -26.36%        -28.09%        -28.09%
               SINCE INCEPTION*           -37.67+        -12.92+        -26.46+         -8.60+        -36.49         -12.45

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-----------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]


                                                                           YEARS ENDED DECEMBER 31:
                                                       1994*               1995                1996                1997
                                                     -------             -------             -------             -------

Net Asset Value Per Share. . . . . . . .             $ 13.20             $ 14.34             $ 11.95             $  8.77
Market Value Per Share . . . . . . . . .             $ 12.25             $ 13.33             $  9.75             $  7.44
Premium/(Discount) . . . . . . . . . . .                -7.2%               -7.0%              -18.4%              -15.2%
Income Dividends . . . . . . . . . . . .             $  0.04             $  0.05             $  0.61             $  0.02
Capital Gains Distributions. . . . . . .             $  0.01             $  0.02                --                  --
Fund Total Return (2). . . . . . . . . .               -5.94%               9.24%              -2.87%+            -26.36%
Index Total Return (3) . . . . . . . . .               -5.90%               0.87%              -9.17%             -28.09%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The benchmark for investment performance is the weighted average of the percentage change month-on-month of two Morgan Stanley Capital International (MSCI) indices; Japan and Combined Asia Pacific Free ex-Japan, where the weights are based on the respective market capitalizations of these indices at the beginning of the month.
*    The Fund commenced operations on August 2, 1994.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

MORGAN STANLEY ASIA-PACIFIC FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                     [CHART]

               Equity Securities                                  82.7%
               Short-Term Investments                             17.3%


--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                     [CHART]


               Automobiles                                         5.2%
               Banking                                             8.0%
               Chemicals                                           5.2%
               Data Processing & Reproduction                      3.3%
               Electrical & Electronics                           12.9%
               Energy Equipment & Services                         4.1%
               Machinery & Engineering                             5.1%
               Multi-Industry                                      3.3%
               Real Estate                                         3.5%
               Transportation -- Road & Rail                       2.1%
               Other                                              47.3%


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                     [CHART]


               Japan                                              42.5%
               India                                              15.4%
               Hong Kong                                           6.6%
               Australia                                           4.2%
               Singapore                                           3.2%
               Pakistan                                            2.5%
               Indonesia                                           1.8%
               Thailand                                            1.7%
               United Kingdom                                      1.6%
               Philippines                                         1.2%
               Other                                              19.3%


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------

 1.  Bharat Heavy Electricals Ltd. (India)                         4.1%
 2.  Housing Development Finance Corp. Ltd. (India)                3.0
 3.  United Overseas Bank (Foreign) (Singapore)                    2.3
 4.  Nintendo Ltd. (Japan)                                         2.0
 5.  Hutchison Whampoa Ltd. (Hong Kong)                            2.0
 6.  Cheung Kong (Holdings) Ltd. (Hong Kong)                       1.9%
 7.  Sony Corp. (Japan)                                            1.9
 8.  Container Corp. of India Ltd. (India)                         1.8
 9.  China Light & Power Co. Ltd. (Hong Kong)                      1.7
10.  Ricoh Co. Ltd. (Japan)                                        1.7
                                                                  ----
                                                                  22.4%
                                                                  ----
                                                                  ----


* Excludes short-term investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

COMMON STOCKS (83.5%)
(Unless otherwise noted)
---------------------------------------------------------------------------
AUSTRALIA (4.2%)
BANKING
        Commonwealth Bank of Australia                 3,900  U.S.$      45
        National Australia Bank Ltd.                 636,000          8,879
        Westpac Banking Corp. Ltd.                 1,054,000          6,740
                                                              -------------
                                                                     15,664
BROADCASTING & PUBLISHING
        News Corp. Ltd.                              527,600          2,911
                                                              -------------
REAL ESTATE
        Lend Lease Corp. Ltd.                        109,000          2,130
                                                              -------------
TELECOMMUNICATIONS
   (a)  Telstra Corp. Ltd.                         1,798,000          3,795
                                                              -------------
TRANSPORTATION -- ROAD & RAIL
        Brambles Industries Ltd.                     104,200          2,067
                                                              -------------
                                                                     26,567
                                                              -------------
---------------------------------------------------------------------------
CHINA (0.6%)
ENERGY SOURCES
   (a)  Huaneng Power International, Inc. ADR        150,000          3,478
                                                              -------------
---------------------------------------------------------------------------
HONG KONG (6.6%)
AUTOMOBILES
        Qingling Motors Co.                       12,480,000          6,120
                                                              -------------
MULTI-INDUSTRY
        Hutchison Whampoa Ltd.                     1,966,000         12,330
                                                              -------------
REAL ESTATE
        Cheung Kong (Holdings) Ltd.                1,839,000         12,044
                                                              -------------
UTILITIES -- ELECTRICAL & GAS
        China Light & Power Co. Ltd.               1,955,000         10,849
                                                              -------------
                                                                     41,343
                                                              -------------
---------------------------------------------------------------------------
INDIA (15.4%)
APPLIANCES & HOUSEHOLD DURABLES
        Phillips India Ltd.                          123,582            205
        Supreme Industries Ltd.                      178,449            828
                                                              -------------
                                                                      1,033
                                                              -------------
AUTOMOBILES
   (a)  Autolite Ltd.                                231,900            155
   (a)  Autopal Industries Ltd.                       62,600              6
        Bajaj Auto Ltd.                                4,000             62
        Bajaj Tempo Ltd.                                 707              4
 (a,c)  Bajaj Tempo Ltd. (Rights)                      1,717              6
        Bharat Forge Co., Ltd.                       217,996            353
        Ceat Ltd.                                    368,000            221
        Denso India Ltd.                              71,200             85
        Escorts Ltd.                                 136,325            290
        Hero Honda Ltd.                              240,050          5,651
        MRF Ltd.                                      18,000            888
   (a)  Patheja Forgings and Auto Ltd.               677,700            111
                                                              -------------
                                                                      7,832
                                                              -------------
BANKING
        Industrial Finance Corp. (India) Ltd.         92,500             77
        State Bank of India Ltd.                   1,254,812          7,779
                                                              -------------
                                                                      7,856
                                                              -------------
BEVERAGES & TOBACCO
        ITC Ltd.                                      46,273            730
                                                              -------------
BUILDING MATERIALS & COMPONENTS
        Associated Cement Co. Ltd.                     1,164             41
        Gujarat Ambuja Cements Ltd.                       50              1
        India Cements Ltd.                            75,000            128
        Panyam Cements & Minerals Ltd.                33,765            341
        Saurashtra Cement & Chemicals Ltd.                50             --  @
                                                              -------------
                                                                        511
                                                              -------------
CHEMICALS
        Birla VXL Ltd.                               842,098            244
        E.I.D. Parry Ltd.                             64,300            148
        Gujarat Narmada Valley Fertilizers Ltd.
         GDR 144A                                    275,000            412
        Gujarat Narmada Valley Fertilizers Ltd.          324             --  @
        Indian Petro Chemical Corp. Ltd.               2,010              4
        Jaysynth Dyechem Ltd.                        125,200             32
        United Phosphorous Ltd.                       94,290            247
                                                              -------------
                                                                      1,087
                                                              -------------
CONSTRUCTION & HOUSING
        Alacrity Housing Ltd.                        381,000             49
   (a)  Hindustan Construction Co.                   254,675             85
        Hindustan Development Corp. Ltd.             988,780            219
        Nagarjuna Construction Ltd.                  151,100             64
                                                              -------------
                                                                        417
                                                              -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
        Infosys Technology Ltd.                       44,200          1,390
        Rolta India Ltd.                             999,500            442
        S&S Power Switchgear Ltd.                     63,550             27
                                                              -------------
                                                                      1,859
                                                              -------------
ENERGY EQUIPMENT & SERVICES
        Bharat Heavy Electricals Ltd.              2,881,000         26,014
                                                              -------------
ENERGY SOURCES
        Esab India Ltd.                              346,865            960
                                                              -------------
FINANCIAL SERVICES
        Housing Development Finance Corp. Ltd.       238,282         18,707
        UTI MasterShares Ltd.                      2,196,970            717
                                                              -------------
                                                                     19,424
                                                              -------------
FOOD & HOUSEHOLD PRODUCTS
        Dhampur Sugar Mills Ltd.                     141,575            206
        Smithkline Beecham Consumer Health
         Care Ltd.                                   384,600          3,208
                                                              -------------
                                                                      3,414
                                                              -------------
FOREST PRODUCTS & PAPER
        Ballarpur Industries Ltd.                        100             --  @
---------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

HEALTH & PERSONAL CARE
        Sun Pharmaceutical Industries Ltd.           161,200  U.S.$     922
                                                              -------------
INDUSTRIAL COMPONENTS
        Apollo Tyres Ltd.                            685,475          1,390
   (a)  Apollo Tyres Ltd. (Warrants),
         expiring 2/28/98                            189,543              5
        Essel Packaging Ltd.                         146,300            424
        ITW Signode India Ltd.                       571,132          1,111
        KEC International Ltd.                       881,750            607
                                                              -------------
                                                                      3,537
                                                              -------------
LEISURE & TOURISM
        ITC Hotels Ltd.                              212,530            542
                                                              -------------
MACHINERY & ENGINEERING
   (a)  Artson Engineering Ltd.                      221,800             36
        Crompton Greaves Ltd.                        415,210            315
        DGP Windsor India Ltd.                       218,800            112
        Flat Products Equipments (India) Ltd.        174,900            169
   (a)  Hindustan Power Plus Ltd.                     75,600             85
 (a,b)  Hindustan Power Plus Ltd. - New               17,400             20
        Veejay Lakshmi Engineering Ltd.              149,100            114
                                                              -------------
                                                                        851
                                                              -------------
METALS - STEEL
        Tata Iron & Steel Co., Ltd.                      254              1
 (a,b)  Tata SSL Ltd. - New                          467,740            163
                                                              -------------
                                                                        164
                                                              -------------
MISCELLANEOUS MATERIALS & COMMODITIES
        Vikas WSP Ltd.                               323,600            916
                                                              -------------
MULTI-INDUSTRY
        Century Textiles & Industries Ltd.            58,660            104
        Indian Rayon & Industries Ltd.                    75             --  @
        J.K. Corp. Ltd.                                  100             --  @
        J.K. Corp. Ltd. GDR 144A                     249,240             95
        Kesoram Industries Ltd.                      310,238            180
   (b)  Max India Ltd. - New                         170,000            390
 (a,d)  Morgan Stanley Growth Fund                32,892,200          5,077
   (a)  Voltas Ltd.                                  207,950            145
                                                              -------------
                                                                      5,991
                                                              -------------
RECREATION, OTHER CONSUMER GOODS
        Suashish Diamonds Ltd.                       148,100             87
        Tube Investments of India Ltd.               109,400             96
        Wimco Ltd.                                       700              1
                                                              -------------
                                                                        184
                                                              -------------
TEXTILES & APPAREL
        Coates of India Ltd.                         100,680            265
        G.T.N. Textiles Ltd.                         243,000            251
        Garware Plastics & Polyester Ltd.            275,525            146
        Indo Rama Synthetics Ltd.                    257,270             66
   (a)  J.K. Synthetics Ltd.                         686,901             28
        Mahavir Spinning Mills Ltd.                  173,686            219
        Morajee Goculdas Spinning Ltd.               125,000             68
        Raymond Ltd.                                     190             --  @
   (a)  Viniyoga Clothes Ltd.                          5,400             --  @
                                                              -------------
                                                                      1,043
                                                              -------------
TRANSPORTATION -- ROAD & RAIL
        Container Corp. of India Ltd.              1,059,600         11,353
                                                              -------------
TRANSPORTATION -- SHIPPING
        Great Eastern Shipping Ltd.                    4,334              5
                                                              -------------
                                                                     96,645
                                                              -------------
---------------------------------------------------------------------------
INDONESIA (1.8%)
AUTOMOBILES
        Astra International Inc.                   3,514,300            911
                                                              -------------
BEVERAGES & TOBACCO
        Bat Indonesia                                265,000          1,253
        Gudang Garam (Foreign)                     2,783,000          4,238
                                                              -------------
                                                                      5,491
                                                              -------------
FOOD & HOUSEHOLD PRODUCTS
        Mayora Indah                              10,773,500            930
   (b)  Unilever Indonesia (Foreign)                 522,500          2,850
                                                              -------------
                                                                      3,780
                                                              -------------
HEALTH & PERSONAL CARE
   (b)  SQUIBB Indonesia                              49,000             64
                                                              -------------
TELECOMMUNICATIONS
        Telekomunikasi Indonesia (Foreign)         1,608,000            855
                                                              -------------
                                                                     11,101
                                                              -------------
---------------------------------------------------------------------------
JAPAN (42.5%)
APPLIANCES & HOUSEHOLD DURABLES
        Rinnai Corp.                                 160,700          2,426
                                                              -------------
AUTOMOBILES
        Asahi Tec Corp.                              443,000            703
        Nissan Motor Co.                           1,000,000          4,139
        Suzuki Motor Co. Ltd.                        630,000          5,698
        Toyota Motor Corp.                           270,000          7,739
                                                              -------------
                                                                     18,279
                                                              -------------
BUILDING MATERIALS & COMPONENTS
        Sangetsu Co. Ltd.                            147,000          1,510
        Sanwa Shutter Corp. Ltd.                     552,000          2,775
   (a)  Sanwa Shutter Corp. Ltd. (Warrants),
         expiring 1/20/98                              1,400             52
                                                              -------------
                                                                      4,337
                                                              -------------
BUSINESS & PUBLIC SERVICES
        Dai Nippon Printing Co. Ltd.                 270,000          5,070
                                                              -------------
CHEMICALS
        Daicel Chemical Industries Ltd.            1,140,000          1,485
        Fuji Photo Film Ltd.                         222,000          8,507
        Kaneka Corp.                                 949,000          4,284
        Mitsubishi Chemical Industries             2,060,000          2,953
        Nifco Inc.                                   330,000          2,150
        Okura Industrial Co. Ltd.                    434,000            725
        Sekisui Chemical Co.                         653,000          3,318
        Shin-Etsu Polymer Co. Ltd.                    15,000             50
                                                              -------------
                                                                     23,472
                                                              -------------
---------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

CONSTRUCTION & HOUSING
        Kyudenko Co. Ltd.                            389,000  U.S.$   1,965
        Obayashi Corp.                               565,000          1,923
        Sekisui House Ltd.                           387,000          2,488
        Taisei Corp. Ltd.                          1,000,000          1,640
                                                              -------------
                                                                      8,016
                                                              -------------
DATA PROCESSING & REPRODUCTION
        Fujitsu Ltd.                                 910,000          9,764
        Nissha Printing                              105,000            633
        Ricoh Co. Ltd.                               866,000         10,752
                                                              -------------
                                                                     21,149
                                                              -------------
ELECTRICAL & ELECTRONICS
        Canon, Inc.                                  420,000          9,786
        Hitachi Ltd.                               1,185,000          8,446
        Kyocera Corp.                                 90,000          4,084
        Matsushita Electric Industrial Co. Ltd.      562,000          8,227
        NEC Corp.                                    925,000          9,854
        Nintendo Ltd.                                130,000         12,753
        Sony Corp.                                   135,000         12,002
        Stanley Electric Co.                         690,000          1,904
        Tokyo Electron Ltd.                          163,000          5,222
        Toshiba Corp.                              2,130,000          8,865
                                                              -------------
                                                                     81,143
                                                              -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
        Mitsumi Electric Co. Ltd.                    423,000          6,030
        Murata Manufacturing Co.                     180,000          4,525
        TDK Corp.                                    135,000         10,181
                                                              -------------
                                                                     20,736
                                                              -------------
FINANCIAL SERVICES
        Hitachi Credit Corp.                         198,000          3,263
                                                              -------------
HEALTH & PERSONAL CARE
        Sankyo Co. Ltd.                              326,000          7,371
        Yamanouchi Pharmaceutical Co.                300,000          6,438
                                                              -------------
                                                                     13,809
                                                              -------------
INDUSTRIAL COMPONENTS
        Furukawa Electric Co.                      1,083,000          4,640
                                                              -------------
INSURANCE
        Sumitomo Marine & Fire Co.                   542,000          2,866
                                                              -------------
MACHINERY & ENGINEERING
        Amada Co. Ltd.                               932,000          3,465
        Daifuku Co. Ltd.                             591,000          2,876
        Daikin Kogyo Co.                             673,000          2,538
        Fuji Machine Co.                             329,000          7,943
        Fujitec Co. Ltd.                             510,000          2,814
        Kurita Water Industries Ltd.                 274,000          2,793
        Mitsubishi Heavy Industries Ltd.           1,300,000          5,420
        Nishio Rent All Co.                           47,000            407
   (a)  Nishio Rent All Co. (Warrants),
         expiring 2/20/98                              1,055              7
        Tsubakimoto Chain Co.                        872,000          3,141
                                                              -------------
                                                                     31,404
                                                              -------------
MERCHANDISING
        FamilyMart                                    87,200          3,128
                                                              -------------
MISCELLANEOUS MATERIALS & COMMODITIES
        Autobacs Seven Co.                            50,000          1,437
        Nippon Pillar Packing Co.                    157,000            845
                                                              -------------
                                                                      2,282
                                                              -------------
MULTI-INDUSTRY
        Lintec                                       150,000          2,322
                                                              -------------
REAL ESTATE
        Daibiru Corp.                                  4,000             29
        Keihanshin Real Estate Co.                   205,000            831
        Mitsubishi Estate Co. Ltd.                   390,000          4,245
                                                              -------------
                                                                      5,105
                                                              -------------
RECREATION, OTHER CONSUMER GOODS
        Yamaha Corp.                                 199,000          2,257
                                                              -------------
TELECOMMUNICATIONS
        Nippon Telephone & Telegraph Corp.             1,032          8,859
                                                              -------------
TEXTILES & APPAREL
        Shimamura Co. Ltd.                            78,900          1,373
                                                              -------------
WHOLESALE & INTERNATIONAL TRADE
        Inabata & Co.                                406,000          1,276
                                                              -------------
                                                                    267,212
                                                              -------------
---------------------------------------------------------------------------
MALAYSIA (1.8%)
BEVERAGES & TOBACCO
        Carlsberg Brewery Malaysia Bhd               352,000          1,131
        Guinness Anchor Bhd                        2,320,000          2,863
        R.J. Reynolds Bhd                          1,106,000          1,806
        Rothmans of Pall Mall Bhd                    395,600          3,077
                                                              -------------
                                                                      8,877
                                                              -------------
FOOD & HOUSEHOLD PRODUCTS
        Nestle Bhd                                   468,000          2,166
                                                              -------------
MISCELLANEOUS MATERIALS & COMMODITIES
        Kuala Lumpur Kepong Bhd                       50,000            107
                                                              -------------
                                                                     11,150
                                                              -------------
NEW ZEALAND (0.4%)
FOREST PRODUCTS & PAPER
        Fletcher Challenge Forests                    79,520             66
        Fletcher Challenge Paper                   1,988,000          2,597
                                                              -------------
                                                                      2,663
                                                              -------------
---------------------------------------------------------------------------
PAKISTAN (2.5%)
BANKING
   (a)  Askari Bank                                2,708,500          1,800
                                                              -------------
CHEMICALS
        Engro Chemicals Ltd.                       1,092,600          2,834
        Fauji Fertilizer Co. Ltd.                  1,424,000          2,727
   (a)  ICI Pakistan Ltd.                          6,000,000          2,645
                                                              -------------
                                                                      8,206
                                                              -------------
HEALTH & PERSONAL CARE
        Lever Brothers                               169,060          5,244
                                                              -------------
---------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

ENERGY SOURCES
        Shell Pakistan Ltd.                           39,400  U.S.$     252
   (a)  Shell Pakistan Ltd. (Rights)                  19,700             63
                                                                        315
                                                              -------------
                                                                     15,565
                                                              -------------
---------------------------------------------------------------------------
PHILIPPINES (1.2%)
BEVERAGES & TOBACCO
        LA Tondena Distillers Inc.                    50,000             23
                                                              -------------
CONSTRUCTION & HOUSING
   (a)  DMCI Holdings, Inc.                        8,894,000            263
                                                              -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   (a)  Music Corp.                                1,200,000            430
                                                              -------------
MULTI-INDUSTRY
        JG Summit Holdings 'B'                     3,890,100            317
                                                              -------------
REAL ESTATE
        Ayala Land, Inc. 'B'                       3,273,631          1,293
   (a)  Fil-Estate Land Inc. 'B'                   1,437,000             42
        SM Prime Holdings, Inc. 'B'                9,637,680          1,428
                                                              -------------
                                                                      2,763
                                                              -------------
TELECOMMUNICATIONS
   (a)  Digital Telecommunications
         Philippines, Inc.                        30,151,000          1,087
                                                              -------------
UTILITIES - ELECTRICAL & GAS
        Manila Electric Co. 'B'                      734,306          2,429
                                                              -------------
                                                                      7,312
                                                              -------------
---------------------------------------------------------------------------
SINGAPORE (3.2%)
BANKING
        United Overseas Bank (Foreign)             2,589,200         14,397
                                                              -------------
BEVERAGES & TOBACCO
        Rothmans Industries Ltd.                     413,000          2,162
                                                              -------------
ELECTRONIC COMPONENTS & INSTRUMENTS
   (a)  Creative Technology Ltd.                      13,400            273
   (a)  Natsteel Electronics Ltd.                  2,601,000          3,341
                                                              -------------
                                                                      3,614
                                                              -------------
FOOD & HOUSEHOLD PRODUCTS
        Super Coffeemix Manufacturing Ltd.           230,000             36
                                                              -------------
                                                                     20,209
                                                              -------------
---------------------------------------------------------------------------
THAILAND (1.7%)
BANKING
        Thai Farmers Bank Ltd. (Foreign)             365,000            663
                                                              -------------
BROADCASTING & PUBLISHING
   (b)  BEC World Co., Ltd. (Foreign)                743,600          2,965
        Grammy Entertainment Public Co. Ltd.         259,200          1,131
                                                              -------------
                                                                      4,096
                                                              -------------
ELECTRICAL & ELECTRONICS
   (a)  GSS Array Technology Public Co., Ltd.
         (Foreign)                                   466,200            774
                                                              -------------
ENERGY SOURCES
        PTT Exploration & Production Public
         Co. Ltd.                                    294,800          3,392
                                                              -------------
FINANCIAL SERVICES
        Industrial Finance Corp. (Foreign)         1,045,000            161
                                                              -------------
TELECOMMUNICATIONS
        Advanced Information Services Co. Ltd.
         (Foreign)                                   379,000          1,810
                                                              -------------
                                                                     10,896
                                                              -------------
---------------------------------------------------------------------------
UNITED KINGDOM (1.6%)
BANKING
        HSBC Holdings plc                            406,800         10,027
                                                              -------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost U.S.$669,773)                                                524,168
                                                              -------------
---------------------------------------------------------------------------

                                                        FACE
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------

FIXED INCOME SECURITIES (0.0%)
---------------------------------------------------------------------------
INDIA (0.0%)
METALS - STEEL
   (b)  Tata SSL Ltd. - New 14.00%,
         12/6/02 (Cost U.S.$2)                 INR         2              1
                                                              -------------
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (16.4%)
United States (16.4%)
REPURCHASE AGREEMENT
        Chase Securities, Inc., 5.95%,
          dated 12/31/97, due 1/2/98,
          to be repurchased at U.S.$ 102,958,
          collateralized by U.S.$102,050
          United States Treasury Notes,
          6.625%, due 6/30/01, valued at
          U.S.$105,835
        (Cost U.S.$102,924)                    U.S.$ 102,924        102,924
                                                              -------------
---------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.0%)
        Australian Dollar                      AUD         7              5
        Hong Kong Dollar                       HKD        31              4
        Indian Rupee                           INR   141,077          3,599
        Indonesian Rupiah                      IDR    55,386             10
        Japanese Yen                           JPY   343,130          2,630
        Singapore Dollar                       SGD        23             13
        Thai Baht                              THB     8,849            184
                                                              -------------
        (Cost U.S.$6,529)                                             6,445
                                                              -------------
---------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.


                                                      AMOUNT         AMOUNT
                                                       (000)          (000)
---------------------------------------------------------------------------

TOTAL INVESTMENTS (100.9%)
        (Cost U.S.$779,228)                                   U.S.$ 633,538
                                                              -------------
---------------------------------------------------------------------------
OTHER ASSETS (0.5%)
        Receivable for Investments Sold        U.S.$   2,384
        Dividends Receivable                             426
        Foreign Withholding Tax Reclaim
         Receivable                                       85
        Deferred Organization Costs                       18
        Interest Receivable                               17
        Net Unrealized Gain on Foreign
         Currency Exchange Contracts                       5
        Other Assets                                      58          2,993
                                               -------------  -------------
---------------------------------------------------------------------------
LIABILITIES (-1.4%)
DEFERRED COUNTRY TAXES                                                  (47)
        Payable For:
          Investments Purchased                       (5,480)
          Dividends Declared                          (1,748)
          Investment Advisory Fees                      (552)
          Custodian Fees                                (172)
          Shareholder Reporting Expenses                (105)
          Professional Fees                              (81)
          Administrative Fees                            (57)
          Director's Fees and Expenses                   (54)
          Bank Overdraft                                  (3)
        Other Liabilities                                (59)        (8,311)
                                               -------------  -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
        Applicable to 71,654,508, issued
          and outstanding U.S.$0.01
          par value shares (100,000,000
          shares authorized)                                  U.S.$ 628,173
                                                              -------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$    8.77
---------------------------------------------------------------------------


                                                                     AMOUNT
                                                                      (000)
---------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
        Common Stock                                          U.S.$     717
        Capital Surplus                                             927,869
        Accumulated Net Investment Loss                              (5,423)
        Accumulated Net Realized Loss                              (149,208)
        Unrealized Depreciation on Investments and
          Foreign Currency Translations (net of accrued
          foreign tax of U.S.$47 on unrealized appreciation)       (145,782)
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$ 628,173
---------------------------------------------------------------------------


   (a)  -- Non-income producing
   (b)  -- Security valued at fair value - see note A-1 to financial statements.
   (c) -- Security valued at fair value as determined based on the market value of the underlying security less subscription costs.
   (d)  -- The Fund is advised by an affiliate.
     @  -- Value is less than U.S.$500.
   ADR  -- American Depositary Receipt
   GDR  -- Global Depositary Receipt
  144A  -- Certain conditions for public sale may exist.
Note: Prior governmental approval for foreign investments may be required under certain circumstances in some emerging markets, and foreign ownership limitations may also be imposed by the charters of individual companies in emerging markets. As a result, an additional class of shares designated as "foreign" may be created, and offered for investment. The "local" and "foreign" shares' market values may vary.
---------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1997, the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:


                                                                                                              NET
  CURRENCY                                                         IN                                     UNREALIZED
     TO                                                         EXCHANGE                                     GAIN
   DELIVER                 VALUE            SETTLEMENT             FOR                 VALUE                (LOSS)
    (000)                  (000)               DATE               (000)                (000)                 (000)
  --------                ------            ----------          --------               -----              ----------

SGD         343        U.S.$    204          01/02/98         U.S.$     204       U.S.$     204          U.S.$   --
JPY     114,119                 874          01/05/98                   878                 878                   4
U.S.$       306                 306          01/06/98         PHP    12,425                 307                   1
PHP       1,725                  43          01/06/98         U.S.$      43                  43                  --
                       ------------                                               -------------          ----------
                       U.S.$  1,427                                               U.S.$   1,432          U.S.$    5
                       ------------                                               -------------          ----------
                       ------------                                               -------------          ----------



   The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------
DECEMBER 31, 1997 EXCHANGE RATES:
--------------------------------------------------------------------------------

AUD  Australian Dollar                                   1.535 = U.S. $1.00
HKD  Hong Kong Dollar                                    7.749 = U.S. $1.00
IDR  Indonesian Rupiah                                5500.000 = U.S. $1.00
INR  Indian Rupee                                       39.200 = U.S. $1.00
JPY  Japanese Yen                                      130.475 = U.S. $1.00
PHP  Philippines Peso                                   40.500 = U.S. $1.00
SGD  Singapore Dollar                                    1.682 = U.S. $1.00
THB  Thai Baht                                          48.150 = U.S. $1.00
---------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1997 (UNAUDITED)



                                                                    PERCENT
                                                       VALUE         OF NET
INDUSTRY                                               (000)         ASSETS
---------------------------------------------------------------------------

Appliances & Household Durables                U.S.$   3,459            0.6%
Automobiles                                           33,142            5.3
Banking                                               50,407            8.0
Beverages & Tobacco                                   17,283            2.8
Broadcasting & Publishing                              7,007            1.1
Building Materials & Components                        4,848            0.8
Business & Public Services                             5,070            0.8
Chemicals                                             32,765            5.2
Construction & Housing                                 8,696            1.4
Data Processing & Reproduction                        21,149            3.4
Electrical & Electronics                              81,917           13.1
Electronic Components & Instruments                   26,639            4.3
Energy Equipment & Services                           26,014            4.2
Energy Sources                                         8,145            1.3
Financial Services                                    22,848            3.6
Food & Household Products                              9,396            1.5
Forest Products & Paper                                2,663            0.4
Health & Personal Care                                20,039            3.2
Industrial Components                                  8,177            1.3
Insurance                                              2,866            0.5
Leisure & Tourism                                        542            0.0
Machinery & Engineering                               32,255            5.1
Merchandising                                          3,128            0.5
Metals - Steel                                           165            0.0
Miscellaneous Materials & Commodities                  3,305            0.5
Multi-Industry                                        20,960            3.3
Real Estate                                           22,042            3.5
Recreation, Other Consumer Goods                       2,441            0.4
Telecommunications                                    16,406            2.6
Textiles & Apparel                                     2,416            0.4
Transportation - Road & Rail                          13,420            2.1
Transportation - Shipping                                  5            0.0
Utilities - Electrical & Gas                          13,278            2.1
Wholesale & International Trade                        1,276            0.2
Other                                                109,369           17.4
                                               -------------          -----
                                               U.S.$ 633,538          100.9%
                                               -------------          -----
                                               -------------          -----
---------------------------------------------------------------------------



SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1997 (Unaudited)


                                                                    PERCENT
                                                       VALUE         OF NET
COUNTRY                                                (000)         ASSETS
---------------------------------------------------------------------------

Australia                                      U.S.$  26,567            4.2%
China                                                  3,478            0.6
Hong Kong                                             41,343            6.6
India                                                 96,646           15.4
Indonesia                                             11,101            1.8
Japan                                                267,212           42.5
Malaysia                                              11,150            1.8
New Zealand                                            2,663            0.4
Pakistan                                              15,565            2.5
Philippines                                            7,312            1.2
Singapore                                             20,209            3.2
Thailand                                              10,896            1.7
United States (short-term investments)               102,924           16.4
United Kingdom                                        10,027            1.6
Other                                                  6,445            1.0
                                               -------------          -----
                                               U.S.$ 633,538          100.9%
                                               -------------          -----
                                               -------------          -----
---------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.


                                                                                                                YEAR ENDED
                                                                                                             DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$     11,489
   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,823
   Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (987)
-----------------------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               13,325
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
   Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                8,348
   Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,269
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  832
   Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  314
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  153
   Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  100
   Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   46
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  137
-----------------------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11,199
-----------------------------------------------------------------------------------------------------------------------------
         Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,126
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (143,684)
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (5,403)
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (149,087)
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (79,687)
   Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  175
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .              (79,512)
-----------------------------------------------------------------------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . .             (228,599)
-----------------------------------------------------------------------------------------------------------------------------
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$   (226,473)
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



                                                                                            YEAR ENDED          YEAR ENDED
                                                                                         DECEMBER 31, 1997   DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                                             (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$      2,126    U.S.$      1,372
   Net Realized Gain (Loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (149,087)             49,641
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . .              (79,512)            (94,387)
-----------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations. . . . . . . . . . . . . . .             (226,473)            (43,374)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,751)            (43,033)
   In Excess of Net Investment Income. . . . . . . . . . . . . . . . . . . . . . . .                   --                (402)
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,751)            (43,435)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Common Stock Issued Through Rights Offering (18,000,000 shares) . . . . . . . . .                   --             174,612
   Offering Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   --                (820)
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Capital Share Transactions. . . . . . .                   --             173,792
-----------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (228,224)             86,983

Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              856,397             769,414
-----------------------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss and distributions in
    excess of net investment income of U.S.$5,423 and U.S.$402, respectively.) . . .     U.S.$    628,173    U.S.$    856,397
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS


                                                              YEARS ENDED DECEMBER 31,                         PERIOD FROM
                                               ------------------------------------------------------      AUGUST 2, 1994* TO
SELECTED PER SHARE DATA AND RATIOS:                 1997                1996                1995            DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD . . .     U.S.$   11.95       U.S.$   14.34       U.S.$   13.20            U.S.$   14.10
-----------------------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . .                --               (0.01)                 --                    (0.03)
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income. . . . . . . . . . .              0.03                0.02                0.05                     0.05
Net Realized and Unrealized Gain (Loss)
 on Investments. . . . . . . . . . . . . .             (3.19)              (0.33)               1.16                    (0.87)
-----------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations . .             (3.16)              (0.31)               1.21                    (0.82)
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . .             (0.02)              (0.60)              (0.05)                   (0.04)
   In Excess of Net Investment Income. . .                --               (0.01)              (0.00)#                     --
   In Excess of Net Realized Gain. . . . .                --                  --               (0.02)                   (0.01)
-----------------------------------------------------------------------------------------------------------------------------
      Total Distributions. . . . . . . . .             (0.02)              (0.61)              (0.07)                   (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares
 Issued through Rights Offering  . . . . .                --               (1.46)                 --                       --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . .     U.S.$    8.77       U.S.$   11.95       U.S.$   14.34            U.S.$   13.20
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . .     U.S.$    7.44       U.S.$    9.75       U.S.$   13.33            U.S.$   12.25
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . . . . . . . .            (23.46)%            (14.72)%+            9.38%                   (12.71)%
   Net Asset Value (1) . . . . . . . . . .            (26.36)%             (2.87)%+            9.24%                    (5.94)%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . .     U.S.$ 628,173       U.S.$ 856,397       U.S.$ 769,414            U.S.$ 708,323
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets  . . . . . . . . . . . . . . .              1.34%               1.39%               1.36%                    1.31%**
Ratio of Net Investment Income to
 Average Net Assets. . . . . . . . . . . .              0.25%               0.16%               0.36%                    0.89%**
Portfolio Turnover Rate. . . . . . . . . .                66%                 28%                 21%                       2%
Average Commission Rate (2):
   Per Share . . . . . . . . . . . . . . .     U.S.$  0.0141       U.S.$  0.0132                 N/A                      N/A
   As a Percentage of Trade Amount . . . .              0.43%               0.52%                N/A                      N/A
-----------------------------------------------------------------------------------------------------------------------------


  *  Commencement of operations
 **  Annualized
  #  Amount is less than U.S.$0.01.
  + This return does not include the effect of the rights issued in connection with the Rights Offering.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund"), was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities and foreign currency contracts at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying
     instruments, however, any loss is limited to the amount of the   original
     investment.

9. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Net Assets, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, the timing of the recognition of gains and losses on securities and foreign currency exchange contracts.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1997, the Fund incurred International Custodian fees of $1,251,000 of which $169,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31, 1997, the Fund has earned interest income of $2,000 and incurred interest expense of $6,000 on balances with the International Custodian.

E. During the year ended December 31, 1997, the Fund made purchases and sales totaling $494,239,000 and $563,325,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities. For the year ended December 31, 1997, the Fund incurred $153,000 of brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser.

At December 31, 1997, the U.S. Federal income tax cost basis of securities was $774,684,000 and, accordingly, net unrealized depreciation was $147,591,000 of which $41,723,000 related to appreciated securities and $189,314,000 related to depreciated securities. At December 31, 1997, the Fund had a capital loss carryforward for

U.S. Federal income tax purposes of approximately $98,555,000 available to offset future capital gains of which $5,069,000 will expire on December 31, 2003 and $93,486,000 will expire on December 31, 2005. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 1997, the Fund expects to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $4,838,000 and post-October capital losses of $49,887,000.

F. In connection with its organization and initial public offering of shares, the Fund incurred $55,000 and $1,724,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five year period beginning August 2, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. The Fund issued to its shareholders of record as of the close of business on April 16, 1996 transferable Rights to subscribe for up to an aggregate of 18,000,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $10.00 per share. During May 1996 the Fund issued a total of 18,000,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $820,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $3,062,000, dealer manager fees of $1,650,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Director's Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $41,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

J. During December 1997, the Board declared a distribution of $0.02 per share, derived from net investment income, payable on January 9, 1998, to shareholders of record on December 31, 1997.

K. At a meeting held on December 18, 1997, the Board approved a proposal to permit the Fund to make investments in Taiwan. However, as of December 31, 1997, the Fund did not have any investments in Taiwan.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund expects to pass through to shareholders foreign tax credits of approximately $999,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $12,680,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Asia-Pacific Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Asia-Pacific Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period
August 2, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              Morgan Stanley Asia-Pacific Fund, Inc.
                              American Stock Transfer & Trust Company
                              Dividend Reinvestment and Cash Purchase Plan
                              40 Wall Street
                              New York, NY 10005
                              1-800-278-4353